UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2026
Constellium SE
(Exact name of registrant as specified in its charter)

France	001-35931			98-0667516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)			(I.R.S. Employer Identification No.)

300 East Lombard Street,
Suite 1710
	Baltimore,	MD	21202
(Address of principal executive office (US))

	(443)	420-7861
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	CSTM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in [sic] Rule 405 of the Securities Act of 1933 (§
230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submissions of Matters to a Vote of Security Holders
Constellium SE (the “Company”) held its Annual General Meeting of Shareholders on May 21, 2026. The proposals for the appointment of Ingrid Joerg and the re-appointment of John Ormerod to the Company’s Board of Directors
for a period of three years following the Annual General Meeting, passed.
The Company’s shareholders approved, on an advisory basis, “one year” as the frequency for holding an advisory
(non-binding) vote on the compensation of the Company’s named executive officers. In light of such vote, the
Company has determined to hold the advisory (non-binding) vote on the compensation of the Company’s named executive officers every year. The results for the remainder of the proposals are as set forth below.
* For the purposes of French law, broker non-votes are treated as abstentions. Therefore, in terms of the voting results, broker non-votes, like other abstentions, were not counted as a vote cast on the applicable proposal.
The voting results are as follows:

1.	Ratification of the interim appointment of Ms. Ingrid Joerg as a director

	Voted For	Voted Against	Abstained	Broker Non-Votes*
	97,942,587	320,964	80,305	10,462,884

2.	Appointment of Ms. Ingrid Joerg as a director for a term of three years

	Voted For	Voted Against	Abstained	Broker Non-Votes*
	97,919,555	343,694	80,607	10,462,884

3.	Re-appointment of Mr. John Ormerod as a director for a term of three years

	Voted For	Voted Against	Abstained	Broker Non-Votes*
	82,318,163	15,907,876	117,817	10,462,884

4.	Approval, on an advisory (non-binding) basis, of the 2025 compensation of the Company’s named executive officers

	Voted For	Voted Against	Abstained	Broker Non-Votes*
	79,852,601	5,788,962	12,702,293	10,462,884

5.	Advisory (non-binding) vote to hold an advisory (non-binding) vote on the compensation of the Company’s named executive officers every year

	Voted For	Voted Against	Abstained	Broker Non-Votes*
	98,273,291	31,220	39,345	10,462,884

6.	Advisory (non-binding) vote to hold an advisory (non-binding) vote on the compensation of the Company’s named executive officers every two years

	Voted For	Voted Against	Abstained	Broker Non-Votes*
	2,204,018	95,895,777	244,061	10,462,884

7.	Advisory (non-binding) vote to hold an advisory (non-binding) vote on the compensation of the Company’s named executive officers every three years

	Voted For	Voted Against	Abstained	Broker Non-Votes*
	2,195,685	95,903,685	244,486	10,462,884

8.	Approval of the statutory financial statements and transactions for the fiscal year ended December 31, 2025

	Voted For	Voted Against	Abstained
	107,959,981	8,556	838,203

9	Approval of the consolidated financial statements and transactions for the fiscal year ended December 31, 2025

	Voted For	Voted Against	Abstained
	107,958,765	8,373	839,602

10.	Discharge (quitus) of the directors, the Chief Executive Officer, and the Statutory Auditors of the Company in respect of the performance of their duties for the fiscal year ended December 31, 2025

	Voted For	Voted Against	Abstained	Broker Non-Votes*
	84,508,508	13,015,971	819,377	10,462,884

11.	Allocation of the results of the Company for the fiscal year ended December 31, 2025

	Voted For	Voted Against	Abstained
	108,658,184	9,365	139,191

12.	Approval of the aggregate maximum amount of the directors’ annual fixed fees

	Voted For	Voted Against	Abstained	Broker Non-Votes*
	98,208,852	41,092	93,912	10,462,884

13.	Authorization to be given to the Board of Directors for the repurchase by the Company of its own shares in accordance with article L. 225-209-2 of the French Commercial Code

	Voted For	Voted Against	Abstained
	108,617,538	23,922	165,280

14.
Authorization to be given to the Board of Directors to reduce the Company’s share capital by canceling shares acquired pursuant to the authorization for the Company to repurchase its own shares in accordance with the provisions of article L. 225-209-2 of the French Commercial Code

	Voted For	Voted Against	Abstained
	108,728,505	20,320	57,915

15.
Authorization to be given to the Board of Directors to reduce the Company’s share capital by canceling the shares acquired by the Company pursuant to the provisions of article L. 225-208 of the French Commercial
Code

	Voted For	Voted Against	Abstained
	108,724,554	24,190	57,996

16	Powers to carry out formalities

	Voted For	Voted Against	Abstained	Broker Non-Votes*
	98,227,432	8,580	107,844	10,462,884

Item 9.01	Financial Statements and Exhibits
 (d)  Exhibits
The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONSTELLIUM SE
(Registrant)

May 21, 2026	By:	/s/ Jack Guo
	Name:	Jack Guo
	Title:	Executive Vice President & Chief Financial Officer